EXHIBIT 10.3

Execution Version

August 21, 2003

Citibank, N.A.

388 Greenwich Street, 19th Floor

New York, NY 10013

Attn: David J. Donofrio

Bank Hapoalim B.M.

1177 Avenue of the Americas

New York, New York 10036

Attn: Laura A. Raffa, SVP

Fleet National Bank

100 Federal Street

Boston, MA 02110

Attn: Dawn D. Gillette

Re: Stage Receivable Funding LP

Reference is hereby made to the Series 2001-1-VFC Certificate Purchase Agreement (as amended, modified or supplemented, the "Certificate Purchase Agreement") dated as of August 24, 2001 among Stage Receivable Funding LP, as "Transferor," Specialty Retailers (TX) LP, as "Servicer," Corporate Receivables Corporation, Blue Keel Funding, LLC ("Blue Keel") and the other commercial paper conduits from time to time party thereto as "Conduit Purchasers," Citibank, N.A., Fleet National Bank and the other financial institutions from time to time party thereto as "Committed Purchasers," (such Committed Purchasers, together with the Conduit Purchasers, collectively, the "Purchasers") Citicorp North America, Inc., Fleet Securities, Inc. and the other financial institutions from time to time party thereto as "Managing Agents" and Citicorp North America, Inc., as "Program Agent." Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Certificate Purchase Agreement.

Pursuant to Section 2.08 of the Certificate Purchase Agreement, the Transferor hereby requests that the Committed Purchasers agree to an extension of their Commitments for an Extension Term. Each Committed Purchaser, by execution hereof, hereby agrees to extend its Commitment for the period of such Extension Term, and further agrees that the "Expiration Date" with respect to such Extension Term shall be October 21, 2003.

Each Purchaser, each Managing Agent and the Program Agent hereby waive the requirement of 30 days' notice of Transferor's intent to request an Extension Term contained in Section 2.08 of the Certificate Purchase Agreement.

This letter agreement shall become effective on the first Business Day (the "Effective Date") on which the Program Agent or its counsel has received counterpart signature pages of (i) this letter agreement, executed by each of the parties hereto and (ii) that certain Amendment Letter No. 4 to the Series 2001-1-VFC Supplement executed by each of the parties thereto.

This letter agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

STAGE RECEIVABLE FUNDING LP, as Transferor

                            By: Stage Receivable Mgmt LLC,

        its general partner

By: \s\ Richard E. Stasyszen

Name: Richard E. Stasyszen

Title: Manager

Acknowledged and agreed this

21st day of August, 2003

CRC FUNDING LLC,
as Conduit Purchaser

By: Citicorp North America, Inc. as Attorney-in-Fact

By: \s\ David J. Donofrio
Name: David J. Donofrio

Title: Vice President

CITIBANK, N.A.,
as Committed Purchaser

By: \s\ David J. Donofrio
Name: David J. Donofrio

Title: Vice President

BANK HAPOALIM B.M., as Committed Purchaser

By: \s\ James P. Surless

Name: James P. Surless

Title: Vice President

CITICORP NORTH AMERICA, INC.,
as Managing Agent and Program Agent

By: \s\ David J. Donofrio
Name: David J. Donofrio

Title: Vice President

EAGLEFUNDING CAPITAL CORPORATION, as Conduit Purchaser

By Fleet Securities, Inc. as attorney-in-fact

By: \s\ Peter M. Benham
Name: Peter M. Benham

Title: Director

FLEET NATIONAL BANK, as
Committed Purchaser

By: Fleet Securities, Inc.

By: \s\ Dawn D. Gillette

as agent for Fleet National Bank

Name: Dawn D. Gillette

Title: Vice President

FLEET SECURITIES, INC.,
as Managing Agent

By: \s\ Peter M. Benham
Name: Peter M. Benham

Title: Vice President